Supplement to the

Fidelity® Limited Term Bond Fund (FJRLX)

A Class of Shares of Fidelity Advisor® Limited Term Bond Fund

A Fund of Fidelity Advisor Series II

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2015

The fifth paragraph has been removed from the "Management Contract" section.

BTLB-16-01  May 6, 2016
1.9585943.102